SunAmerica
Global Trends Fund

Prospectus

2011

www.sunamericafunds.com

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms; and

• Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

• SunAmerica receives your prior written consent;

• SunAmerica believes the recipient is your authorized representative;

• SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

• SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

May 31, 2011  PROSPECTUS

SUNAMERICA SPECIALTY SERIES

SunAmerica Global
Trends Fund

Class	Ticker Symbols
A Shares	GTFAX
C Shares	GTFCX
W Shares	GTFWX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

FUND HIGHLIGHTS	2

SHAREHOLDER ACCOUNT INFORMATION	7

MORE INFORMATION ABOUT THE FUND	18

Investment Strategies and Techniques	18

Additional Information About the Fund's Risks	20

Glossary	25

Investment and Other Terminology	25

Risk Terminology	25

FUND MANAGEMENT	27

Fund Highlights

INVESTMENT OBJECTIVE

The SunAmerica Global Trends Fund (the "Fund") seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page 8 of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page 64 of the Fund's statement of additional information ("SAI").

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses(2)
Other Expenses of the Fund	0.53%	0.66%	0.90%
Other Expenses of the Subsidiary (including Subsidiary Management Fee)(3)	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	2.28%	3.06%	2.30%
Fee Waiver(2)(3)	0.28%	0.28%	0.28%
Fee Waiver and/or Expense Reimbursement(4)	0.15%	0.28%	0.37%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.85%	2.50%	1.65%

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 7-9 of the Prospectus for more information about the CDSCs.

(2)  Other Expenses and corresponding Management Fee Waiver (as defined below) are estimated for the current fiscal year because the Fund and Subsidiary, as described below, had not commenced operations as of the date of this Prospectus.

(3)  The Fund invests in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary has entered into a separate contract with SunAmerica Asset Management Corp. ("SunAmerica") for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of its net assets. SunAmerica has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to SunAmerica by the Subsidiary ("Management Fee Waiver"). This waiver may not be terminated by SunAmerica and will remain in effect for as long as SunAmerica's contract with the Subsidiary is in place.

(4)  Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.85% for Class A shares, 2.50% for Class C shares and 1.65% for Class W shares. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. Any waivers or reimbursements made by SunAmerica (except the Management Fee Waiver) are subject to recoupment from the Fund within the two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the forgoing expense limitations.

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EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years
SunAmerica Global Trends Fund
Class A Shares	$752	$1,123
Class C Shares	$353	$779
Class W Shares	$168	$520

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
SunAmerica Global Trends Fund
Class A Shares	$752	$1,123
Class C Shares	$253	$779
Class W Shares	$168	$520

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not commenced operations as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund seeks to provide capital appreciation by utilizing an actively managed rules-based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities. The Fund generally seeks to implement this strategy by investing in futures contracts and futures-related instruments, including, but not limited to, U.S. and non-U.S. equity index futures, U.S. and non-U.S. fixed income futures, currency forwards, and commodity futures (collectively, "futures instruments") that provide the Fund with exposure to the various asset classes. Futures and forward contracts are contractual agreements that involve the right to receive, or obligation to deliver, assets or money depending on the performance of one or more underlying assets, currencies, or a market or economic index. The Fund may invest in such futures instruments both directly and indirectly through the Subsidiary (as described below). The Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other high-quality, short-term securities ("money market instruments"). The primary purpose of the repurchase agreements and other money market instruments held by the Fund will be to serve as collateral for the futures instruments, however, these instruments may also earn income for the Fund. The Fund's return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund.

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Fund Highlights

The Fund's strategy will normally involve investing in futures instruments that provide investment exposure to the following ten asset classes:

▶ U.S. equity markets ▶ German equity markets ▶ United Kingdom equity markets ▶ Japanese equity markets ▶ Emerging market equities	▶ U.S. fixed income ▶ Non-U.S. developed country fixed income ▶ Emerging market currencies ▶ Commodities — metals ▶ Commodities — energy and agriculture

Wellington Management Company, LLP (the "Subadviser" or "Wellington Management") serves as subadviser to the Fund. Pursuant to Wellington Management's proprietary approach, which involves rules-based indicators and technical analysis, the Fund's investment exposure to each of these ten asset classes (based on the notional exposure of the futures) will generally be between 0% and 10% of the value of the Fund's net assets. The Fund's investment exposure to an asset class will fluctuate depending on the positive or negative signals identified by Wellington Management for the asset classes. In certain cases, the Fund's investment exposure to a particular asset class may be overweighted to up to 20%, for example, when such asset class demonstrates strong positive signals. When Wellington Management's analysis identifies negative signals for an asset class, it may either eliminate all or part of the Fund's exposure to such asset class. Wellington Management will then either allocate this portion of the Fund's assets to repurchase agreements and/or other money market instruments, or may use these assets to overweight the Fund's exposure to one or more of the other asset classes if they exhibit strong positive signals.

Investments in the Wholly-Owned Subsidiary. The Fund will primarily gain exposure to commodities through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). It is expected that the Subsidiary will invest primarily in commodity futures instruments and other investments designed to serve as collateral for the Subsidiary's futures instruments (i.e., repurchase agreements and money market instruments). The Subsidiary is managed by SunAmerica and subadvised by Wellington Management and has the same investment objective as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of the federal tax requirements that apply to the Fund.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The principal risks of the Fund, which include risks associated with the asset classes underlying the Fund's investments in futures instruments, are:

Strategy Risk. Investors should note that the ability of the Subadviser to successfully implement the Fund's strategies, including the proprietary investment process used by the Subadviser, will influence the performance of the Fund significantly.

Futures Contracts Risk. The risks associated with the Fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Forward contracts are also not regulated by the Commodity Futures Trading Commission ("CFTC") and therefore the Fund will not receive any benefit of CFTC regulation when trading forwards.

Stock Market Volatility. The value of an investment in the Fund may fluctuate in response to stock market movements. This volatility could affect the value of the investments in the Fund's portfolio exposed to equity markets.

Foreign Exposure Risk. Investments that provide exposure to foreign countries are subject to a number of risks. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect such an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same

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degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Emerging Markets Risk. Emerging markets are riskier than more developed markets and investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Interest Rate Risk. Fixed income securities and currency and fixed income futures instruments are subject to changes in their value when prevailing interest rates change. The values of already-issued debt securities have an inverse relationship with changes in interest rates. The magnitude of these changes in value is generally greater for debt securities with longer maturities. The value of the Fund's currency and fixed income futures instruments will fluctuate in varying directions and amounts based on the specific types of futures instruments held by the Fund. The Fund's exposure to foreign fixed income instruments will also be subject to risks associated with foreign investments, as described above under "Foreign Exposure Risk" and "Emerging Markets Risk."

Credit Risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Credit risk could affect the value of the investments in the Fund's portfolio exposed to fixed income securities.

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the Fund's portfolio exposed to bonds or other fixed income securities.

Currency Risk. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments in futures instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses. In addition, investments denominated in the currencies of emerging markets generally have a higher degree of currency risk, as described above under "Emerging Markets Risk."

Commodity Exposure Risks. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity futures instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Leverage Risk. The Fund may invest in certain futures instruments that provide leveraged exposure. The Fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the Fund to lose more than the amount it invested in those instruments.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by SunAmerica and subadvised by Wellington Management, making it unlikely that the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements.

Active Trading. Active trading of the Fund's portfolio will result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. Active trading may also result in increased tax liability for Fund shareholders.

Regulatory Risk. On February 11, 2011, the CFTC proposed certain regulatory changes that may impact the Fund by subjecting SunAmerica Specialty Series (the "Trust"), and potentially subjecting SunAmerica and/or Wellington Management indirectly, to registration with the CFTC as the commodity pool operator and/or commodity trading advisor of the Fund, as applicable, unless the Fund is able to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. If these regulatory changes are ultimately adopted by the CFTC, the disclosure and operations of the Trust, with respect to the Fund, would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase Fund expenses.

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Fund Highlights

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. As a result, no full calendar year performance information is available.

INVESTMENT MANAGER AND SUBADVISER

The Fund's investment manager is SunAmerica Asset Management Corp. and the Fund's subadviser is Wellington Management Company, LLP.

PORTFOLIO MANAGERS

The Fund is managed by the Subadviser's team of investment professionals led by Rick Wurster, CFA, CMT.

Name	Portfolio Manager of the Fund Since	Title
Rick Wurster, CFA, CMT	2011	Vice President and Asset Allocation Portfolio Manager of Wellington Management

PURCHASE AND SALE OF FUND SHARES

The Fund's initial investment minimums generally are as follows:

Minimum Initial Investment	Class A and Class C Shares • non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month	Class W Shares • $50,000

Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	N/A

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.sunamericafunds.com.

TAX INFORMATION

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.

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Shareholder Account Information

SELECTING A SHARE CLASS

The Fund offers three classes of shares through this Prospectus: Class A, Class C and Class W shares. Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

Class A • Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class C shares.	Class C • No front-end sales charges. • Higher annual expenses than Class A shares. • Deferred sales charge on shares you sell within twelve months of purchase, as described below.	Class W
• Offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program.
• No sales charges.
• Lower annual expenses than Class A or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*  Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%

Investments of $1 million or more: Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

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Shareholder Account Information

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Fund's transfer agent (the "Transfer Agent") (or the financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described on page 9 under "Information and Records to be Provided to Fund."

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Fund reserves the right to modify or to cease offering these programs at any time without prior notice.

•  Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned, provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the value of shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of the other classes of the same fund, as well as shares of any class of any other fund or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•  Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•  Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund, at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Fund reserves the right to modify or to cease offering these programs at any time.

•  Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). The following conditions established by SACS apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the funds may be purchased by clients at net asset value.

•  Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•  Fund Trustees and other individuals and their families who are affiliated with SunAmerica or any fund distributed by the Distributor.

•  Registered management investment companies that are advised by SunAmerica.

•  Selling brokers and their employees and sales representatives and their families.

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Waivers for Certain Investors for Class C shares. Under the following circumstances, the CDSC may be waived on redemption of Class C shares. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•  Within one year of the shareholder's death or becoming legally disabled (individually and spousal joint tenancy accounts only).

•  Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. ("SAFS") serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•  To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•  Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under "Waivers For Certain Investors for Class A Shares," such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•  Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Fund and SACS offer other opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•  Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•  Exchange of Shares. Shares of the Fund may be exchanged for the same class of shares of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to "Transaction Policies — Exchanges" in this Prospectus for more details about this program.

•  Reinstatement Privilege. Within one year of a redemption of certain Class A and Class C shares, the proceeds of the sale may be invested in the same share class of any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and Records to be Provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the "Shareholder Services" hyperlink. The Fund's SAI also contains additional information about sales charges and certain reductions and waivers.

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Shareholder Account Information

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class W) of the Fund has its own plan of distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plans") that provides for distribution and account maintenance fees (collectively, "Rule 12b-1 Fees") (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because Rule 12b-1 Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SACS is paid a fee of 0.15% of the average daily net assets of Class W shares of the Fund in compensation for providing additional shareholder services to Class W shareholders.

OPENING AN ACCOUNT (CLASSES A AND C)

1.  Read this Prospectus carefully.

2.  Determine how much you want to invest. The minimum initial investments for Class A and C shares of the Fund are as follows:

•  non-retirement account: $500

•  retirement account: $250

•  dollar cost averaging: $500 to open; you must invest at least $25 a month.

The minimum subsequent investments for Class A and C shares the Fund are as follows:

•  non-retirement account: $100

•  retirement account: $25

•  The minimum initial and subsequent investments may be waived for certain-fee based programs and/or group plans held in omnibus accounts.

3.  Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 800-858-8850.

4.  Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.  Make your initial investment using the chart on the next page. You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Fund reserves the right to redeem the shares purchased and close the account. If the Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisors or other financial institutions (collectively, "Financial Institutions" or "Financial Intermediaries") may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution please call your Financial Institution or the Fund (toll free) at (800) 858-8850.

10

HOW TO BUY SHARES (CLASSES A AND C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A and C shares through any Financial Institution that is authorized to sell the Fund's shares. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under "Adding to an Account." The Fund will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Fund or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying Shares Through the Fund

Opening an Account	Adding to an Account
By check

• Make out a check for the investment amount, payable to the Fund or to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.
• Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
• All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.
• Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or postdated checks will not be accepted.	• Make out a check for the investment amount payable to the Fund or to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.
• Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.
• Indicate the Fund and account number in the memo section of your check.
• Deliver the check and your stub or note to your broker or financial adviser, or mail them to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, Missouri 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514

By wire

• Fax your completed application to SAFS at 816-218-0519.
• Obtain your account number by calling Shareholder Services at 800-858-8850.
• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.	• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional Investor Services."

11

Shareholder Account Information

HOW TO SELL SHARES (CLASSES A AND C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Fund as described below under "Selling Shares Through the Fund." Shares held for you in your Financial Institution's name must be sold through the Financial Institution.

Selling Shares Through the Fund

By mail

(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514	You request should include:
• Your name
• Fund name, share class and account number
• The dollar amount or number of shares to be redeemed
• Any special payment instructions
• The signature of all registered owners exactly as the account is registered, and
• Any special documents required to assure proper authorization
For overnight mail redemption, a $15 fee will be deducted from your account.

By phone

• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days.	• Or, for automated 24-hour account access call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days. Otherwise, you must provide, in writing, the following information:
• Fund name, share class and account number you are redeeming
• Bank or financial institution name
• ABA routing number
• Account number, and
• Account registration	If the account registration at your bank is different than your account at SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.
Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.

By Internet

Visit our web site at www.sunamericafunds.com, and select the "View Your Account" hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

Certain Requests Require a Medallion Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee):

•  Redemptions of $100,000 or more

•  The proceeds are to be payable other than as the account is registered

•  The redemption check is to be sent to an address other than the address of record

•  Your address of record has changed within the previous 30 days

•  Shares are being transferred to an account with a different registration

•  Someone (such as an executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

12

You can generally obtain a medallion guarantee from the following sources:

•  a broker or securities dealer

•  a federal savings, cooperative or other type of bank

•  a savings and loan or other thrift institution

•  a credit union

•  a securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS W)

As previously mentioned, you may purchase Class W shares only through advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program. The minimum initial investment for Class W shares of the Fund is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial advisor.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share (NAV) for the Fund and each class is determined each Fund business day (as defined below) at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class's outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Fund's Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved, and periodically reviewed, by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing. The Fund may invest in futures instruments that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's shares may change on days when the Fund is not open for purchases or redemptions.

Buy and sell prices. When you buy Class A and Class C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A or Class C shares, you receive the NAV minus any applicable CDSCs. When you buy Class W shares, you pay the NAV. When you sell Class W shares, you receive the NAV.

Execution of requests. The Fund is open on those days when the NYSE is open for regular trading ("Fund business day"). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. A purchase, exchange or redemption order is in "good order" when the Fund, the Transfer Agent or the Fund's agent receives all required information, including properly completed and signed documents. If the Fund, the Transfer Agent or the Fund's agent receives your order before the Fund's close of business (generally 4:00 p.m., Eastern Time), you will receive that day's closing price. If the Fund, the Transfer Agent or the Fund's agent receives your order after that time, you will receive the next business day's closing price. The Fund reserves the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor's purchase or redemption order to the Fund's Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund's shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to insure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money

13

Shareholder Account Information

laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Fund for shares of the same class of any other retail fund distributed by SACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Fund may change or cancel the exchange privilege at any time, upon 60 days' written notice to its shareholders. The Fund at all times also reserves the right to restrict or reject any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade: (1) may interfere with the efficient management of the Fund's portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history in the Fund and in other SunAmerica Mutual Funds.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

Certificated shares. The Fund does not issue certificated shares.

Fund holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as "market timing," and seeks to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund's Board of Trustees has determined that the Fund should not serve as a vehicle for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund's Transfer Agent. While the Fund's expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund's prospectuses, the Fund may be limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policies and procedures with respect to certain customers of Financial Intermediaries.

14

For example, the Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the Fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading under certain circumstances may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the Fund's shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of a fund's shares to the extent that the fund has significant exposure to foreign markets because certain foreign markets close several hours ahead of the U.S. markets. The Fund may have significant exposure to futures instruments that trade in foreign markets through its investments in non-U.S. equity and fixed income futures and currency forwards and thus may be susceptible to this type of arbitrage. To the extent the Fund's NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Fund's shares.

Market timing procedures. The Fund's procedures include committing staff of the Fund's shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund's investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Fund reserves the right to temporarily or permanently bar your future purchases into SunAmerica Funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

SACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which the Financial Intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund's market timing policies. In certain circumstances, the Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. A Financial Intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Fund's policy.

The Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Fund's procedures involves judgments that are inherently subjective and involve some selectivity in their application, the Fund and its service providers seek to make judgments that are consistent with the interests of the Fund's shareholders. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Fund business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES (CLASSES A AND C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder at 800-858-8850.

15

Shareholder Account Information

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Exchange Program may be used to exchange shares periodically of one or more other retail funds distributed by the Distributor for shares of the same class of the Fund. To use the Systematic Withdrawal Program:

•  Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Specify the amount(s). The Fund reserves the right to reject exchange requests that are less than $50.

•  Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement Plans. SunAmerica Mutual Funds offers a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (K) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, extension 6074.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•  Make sure you have at least $5,000 worth of shares in your account.

•  Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•  Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a medallion guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Fund reserves the right to reject withdrawal requests that are less than $50.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Make sure your dividends and capital gains are being reinvested.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account statements. In general, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•  after every transaction that affects your account balance (except a dividend reinvestment, automatic redemption or automatic purchase from your bank account); and

•  after any change of name or address of the registered owner(s), or after certain account option changes.

Internal Revenue Service ("IRS") tax forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, typically mailed by February 15th.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our web site at www.sunamericafunds.com, and select the "Go Paperless" hyperlink (note: this option is only available to accounts opened through the Fund).

Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Fund.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850, to change dividend and distribution payment options.

16

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. A substantial portion of the Fund's distributions are likely to be taxed as ordinary income and there can be no assurance as to the portion of distributions that will be treated as long-term capital gains.

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. By February 15 of each year the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

Remember, there may be taxes on transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of capital can occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

The IRS Form 1099 that is mailed to you by February 15 details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"Buying into a Dividend." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

A note on the Fund's investments in commodity-linked derivatives and the Subsidiary. One of the requirements for favorable tax treatment as a regulated investment company is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income realized from certain types of commodity-linked derivatives would not be qualifying income. As such, the Fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The Fund is seeking a private letter ruling from the IRS concluding that income derived from the Fund's investment in the Subsidiary would constitute qualifying income to the Fund. Based on this ruling, the Fund will seek to gain exposure to the commodities markets primarily through investments in the Subsidiary.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Fund.

By law, the Fund must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable laws.

Small accounts (other than Class W). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $24.00 annual charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at SunAmerica's discretion.

17

More Information About the Fund

INVESTMENT STRATEGIES AND TECHNIQUES

The Fund seeks to provide capital appreciation by utilizing an actively managed rules-based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities. The Fund generally seeks to implement this strategy by investing in futures instruments that provide the Fund with exposure to the various asset classes. The Fund may invest in such futures instruments both directly and indirectly through the Subsidiary. The futures instruments in which the Fund will invest will primarily be exchange-traded futures. The Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other money market instruments. The primary purpose of the repurchase agreements and other money market instruments held by the Fund will be to serve as collateral for the futures instruments; however, these instruments may also earn income for the Fund. The Fund's return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund.

The Fund's strategy will normally involve investing in futures instruments that provide investment exposure to the following ten asset classes (examples of the assets, currencies or market or economic indices that may be used as the underlying reference items for the Fund's futures instruments are listed under each asset class):

▶ U.S. equity markets
(e.g., S&P 500 futures)
▶ German equity markets
(e.g., DAX futures)
▶ United Kingdom equity markets
(e.g., FTSE 100 futures)
▶ Japanese equity markets
(e.g., Nikkei futures)
▶ Emerging market equities
(e.g., Hang Seng futures, Bovespa futures, FTSE/JSE Africa Top 40)	▶ U.S. fixed income
(e.g., 10-Year and 30-Year Treasury futures)
▶ Non-U.S. developed country fixed income
(e.g., Australian, Canadian and U.K. 10-Year Bonds, German 10-Year Bonds)
▶ Emerging market currencies
(e.g., Brazilian Real, Mexican Peso, South African Rand, Polish Zloty, Colombian Peso)
▶ Commodities — metals
(e.g., gold, silver, copper)
▶ Commodities — energy and agriculture
(e.g., oil, sugar, corn)

Pursuant to Wellington Management's proprietary approach, which involves rules-based indicators and technical analysis, the Fund's investment exposure to each of these ten asset classes (based on the notional exposure of the futures) will generally be between 0% and 10% of the value of the Fund's net assets. The Fund's investment exposure to an asset class will fluctuate depending on the positive or negative signals identified by Wellington Management for the asset classes. In certain cases, the Fund's investment exposure to a particular asset class may be overweighted to up to 20%, for example, when such asset class demonstrates strong positive signals. When Wellington Management's analysis identifies negative signals for an asset class, it may either eliminate all or part of the Fund's exposure to such asset class. Wellington Management will then either allocate this portion of the Fund's assets to repurchase agreements and/or other money market instruments, or may use these assets to overweight the Fund's exposure to one or more of the other asset classes if they exhibit strong positive signals. This strategy seeks to achieve portfolio efficiency by using futures instruments to gain exposure to the various asset classes, and seeks to reduce volatility by adjusting its exposure to multiple asset classes depending on market conditions.

The Fund intends to gain its investment exposure to the global equity and fixed income markets, currencies and commodities through its investments in futures instruments, and not by investing directly in the ten asset classes underlying its futures investments (i.e., the Fund does not intend to buy stocks, bonds or physical commodities to gain exposure to the ten asset classes). In addition, the Fund intends to use futures on securities indices (rather than futures on individual stocks) to gain exposure to the U.S. and non-U.S. equity markets.

Futures and forward contracts are contractual agreements that involve the right to receive, or obligation to deliver, assets or money depending on the performance of one or more underlying assets, currencies, or a market or economic index.

Notional exposure is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at $1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

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The asset classes described above, the range of investments within such asset classes, and the amount of exposure allocated to each asset class, are subject to change and will be determined in the discretion of the Subadviser and/or SunAmerica; provided, however, that at least 40% of the asset classes included within the Fund's allocation strategy (i.e., presently, at least four of the ten asset classes) will consist of foreign asset classes. Foreign asset classes will be deemed to include, for example, non-U.S. equity and fixed income asset classes and foreign currencies.

Investments in the Wholly-Owned Subsidiary. The Fund will primarily gain exposure to commodities through investments in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity futures instruments and other investments designed to serve as collateral for the Subsidiary's futures investments (i.e., repurchase agreements and money market instruments). The Subsidiary is managed by SunAmerica and subadvised by Wellington Management and has the same investment objective as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of the federal tax requirements that apply to the Fund.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

Futures Instruments

Futures and forward contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific asset at a specified future time and at a specified price. Examples of futures include equity index futures (e.g., S&P 500, DAX, FTSE, Nikkei, Hang Seng, and Bovespa futures and FTSE/JSE Africa Top 40), fixed income futures (e.g., 10-Year and 30-Year U.S. Treasury futures, Australian, Canadian and U.K. 10-Year Bonds, and German 10-Year Bonds) and commodity futures (e.g., gold, silver, copper, oil, sugar and corn), which are futures contracts for various market indices, fixed income instruments and commodities, respectively, that are traded on registered securities exchanges. Currency forwards are individually negotiated obligations to purchase or sell specific currencies for agreed prices at set future dates. Unlike exchange-traded futures contracts, forward contracts are not regulated by the CFTC.

Repurchase Agreements

The Fund may enter into repurchase agreements as collateral for the futures instruments and also to earn income for the Fund. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by Wellington Management. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SunAmerica and Wellington Management, acting under the supervision of the Board, review on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investments in the Wholly-Owned Subsidiary

Investments in the Subsidiary are expected to provide the Fund with a means of gaining commodity exposure in a manner afforded by the private letter ruling the Fund is seeking from the IRS, as discussed on page 17 of this Prospectus under "Tax, Dividend, Distribution and Account Policies — A note on the Fund's investments in commodity-linked derivatives and the Subsidiary."

It is expected that the Subsidiary will invest primarily in commodity futures instruments. The Subsidiary may also invest in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other money market instruments. The primary purpose of the repurchase agreements and other money market instruments held by the Subsidiary will be to serve as collateral for the futures instruments; however, these instruments may also earn income for the Subsidiary.

With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Fund due to federal tax requirements relating to qualifying income, as discussed under "Tax, Dividend, Distribution and Account Policies — A note on the Fund's investments in commodity-linked

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More Information About the Fund

derivatives and the Subsidiary." The Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS

The Fund's risk profile is largely a factor of the principal securities and other instruments in which it invests and the principal investment strategies and techniques that it uses. This section discusses the risks associated with an investment in the Fund.

There is no assurance that the Fund's investment strategies will be successful in achieving the Fund's investment objective.

Set forth below is more information about the main risks of investing in the Fund. The Fund's risks are also discussed above under "Fund Highlights" and in the Fund's SAI.

Strategy Risk

Investors should note that the ability of the Subadviser to successfully implement the Fund's strategies, including the proprietary investment process used by the Subadviser, will influence the performance of the Fund significantly.

Futures Contracts Risk

The price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the Fund, and the prices of Fund shares, may be subject to greater volatility. The risks associated with the Fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) the underlying reference asset may not perform the way the Subadviser expected it to; (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iv) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (v) although the Fund will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

Forwards Risk

Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. This risk may cause some or all of the Fund's gains to be lost. Please see "Counterparty Risk" below. At times, certain market makers have refused to quote prices for forward contracts, or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and sell. If this occurs, the Subadviser may be unable to effectively use its forward trading strategies, and the Fund could experience significant losses. See "Illiquidity Risk" below. Forward contracts, unlike exchange-traded futures contracts, are not regulated by the CFTC. Therefore, the Fund will not receive any benefit of CFTC regulation when trading forwards.

Stock Market Volatility

As with any fund with equity securities markets exposure, the value of an investment in the Fund may fluctuate in response to stock market movements. This volatility could affect the value of the investments in the Fund's portfolio exposed to equity markets.

Foreign Exposure Risk

Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Certain of these risks may only apply indirectly as a result of the Fund's exposure to foreign markets through its investments in futures instruments. These risks include the following:

•  Foreign investments will be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

•  Changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

•  The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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•  The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•  Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies.

Among other countries, the Fund may obtain investment exposure to Germany, the United Kingdom and Japan, and such investments present certain additional risks:

  Investments in Germany — Germany is subject to risks of social unrest and heavy governmental control, either of which may adversely affect investments in Germany. Certain sectors and regions of Germany have experienced high unemployment and labor and social unrest. These issues may cause downturns in the German markets. In addition, heavy regulation of labor and product markets is pervasive in Germany. These regulations may at times stifle German economic growth or cause prolonged periods of recession.

  Investments in the United Kingdom — The United Kingdom's economy is dependent on the economies of Europe and the United States as key trading partners. Reduction in spending by these economies on the United Kingdom's products and services or negative changes in any of these economies may cause an adverse impact on the United Kingdom's economy.

  Investments in Japan — Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus the Fund's holdings.

Emerging Markets Risk

The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets, and are highly sensitive to local, political or economic developments and governmental actions.

Interest Rate Risk

Fixed income securities and currency and fixed income futures instruments are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The value of the Fund's currency and fixed income futures instruments will fluctuate in varying directions and amounts based on the specific types of futures instruments held by the Fund. The Fund's share price can go up or down when interest rates change because of the effect of the change in the value of the Fund's portfolio investments exposed to foreign fixed income securities and currency and fixed income futures instruments. The Fund's exposure to fixed income instruments will also be subject to risks associated with foreign investments, as described above under "Foreign Exposure Risk" and "Emerging Markets Risk."

Credit Risk

Fixed income instruments and derivatives and other transactions involving a counterparty are subject to credit risk, which is the risk that the issuer of the instrument will not make timely payments when due or otherwise perform in accordance with the terms of the transaction. This could affect the value of the investments in the Fund's portfolio exposed to fixed income securities.

Bond Market Volatility

The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the Fund's portfolio exposed to bonds or other fixed income securities.

Currency Risk

Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments in futures instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses. In addition, investments denominated in the currencies of emerging markets generally have a higher degree of currency risk, as described above under "Emerging Markets Risk."

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More Information About the Fund

Currency exchange rates may be particularly affected by the relative interest rates and rates of inflation, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Intervention by central banks or the imposition of regulatory controls or taxes, among other methods, may be used by governments to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments, which could alter or interfere with free market currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Commodity Exposure Risks

The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, investment speculation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries ("OPEC") and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand.

Risks of Leverage

The Fund may invest in certain futures instruments that provide leveraged exposure. The Fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the Fund to lose more than the amount it invested in those instruments.

The Fund has limits on the leverage ratio on its overall portfolio. The Fund is also subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund must set aside liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, while the derivatives instruments are held. Generally, under current law, the Fund must set aside liquid assets equal to the full notional value for certain derivatives, such as forward contracts that are not required to be "cash-settled." For certain other derivatives, such as cash-settled futures contracts, the Fund only needs to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation rather than the futures contract's full notional value. The Fund reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder. The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund.

Subsidiary Risk

The investments held by the Subsidiary are similar to those that are permitted to be held by the Fund and, therefore, the Subsidiary is subject to risks similar to those of the Fund, including the risks of exposure to the commodities markets. Because the Subsidiary is organized under Cayman Islands law and is not registered under the 1940 Act, the Subsidiary is not subject to the investor protections of the 1940 Act. Changes in U.S. or Cayman Islands laws could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Repurchase Agreements Risk

Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. For more information, please see "Counterparty Risk" below.

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The Fund's repurchase agreements will generally be collateralized by obligations of the U.S. government or its agencies. Some U.S. government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.

Active Trading

As part of the Fund's principal investment technique, the Fund may engage in active trading of its portfolio investments. Active trading will result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. Active trading may also result in increased tax liability for Fund shareholders. During periods of increased market volatility, active trading may be more pronounced.

Regulatory Risk

Regulatory changes could adversely affect the Fund by restricting its trading activities and/or increasing the costs or taxes to which the investors are subject. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), among other things, grants the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter ("OTC") derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund's, SunAmerica's and Wellington Management's exposure to potential liabilities.

On February 11, 2011, the CFTC proposed certain regulatory changes that may impact the Fund by subjecting the Trust, and potentially subjecting SunAmerica and/or Wellington Management indirectly, to registration with the CFTC as the commodity pool operator and/or a commodity trading advisor of the Fund, as applicable, unless the Fund is able to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. If these regulatory changes are ultimately adopted by the CFTC, the disclosure and operations of the Trust, with respect to the Fund, would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase Fund expenses.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Non-Traditional Strategies Risk

The Fund's strategy is a relatively new type of strategy compared to the strategies pursued by more traditional stock and bond mutual funds. Investors will bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, which may negatively impact the Fund's investment performance.

Illiquidity Risk

Certain investments may be difficult or impossible to sell at the time and the price that the Fund would like. In addition, while not necessarily illiquid securities, certain derivatives in which the Fund may invest may not be listed on any exchange (i.e., forward contracts) and the secondary market for those derivatives may have less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

Tax Risk

The Fund gains exposure to the commodities markets through investments in commodity-linked futures instruments and through its investment in the Subsidiary. In order for the Fund to qualify as a regulated investment company, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. As described above, under "Shareholder Account Information — Tax, Dividend, Distribution and Account Policies," the IRS has issued a revenue ruling which holds that income realized from certain types of commodity-linked derivatives would not be qualifying income. As such, the Fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The Fund is seeking a private letter ruling from the IRS concluding that income derived from the Fund's investment in the Subsidiary would constitute qualifying income to the Fund. Based on this ruling, the Fund will seek to gain exposure to the commodities markets primarily through investments in the Subsidiary.

The tax treatment of investments by the Fund may be affected by future legislation or Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions made by the Fund. In addition, to the extent future changes in tax laws, regulations and guidance affect the Fund's intended use of the Subsidiary, the Fund may be required to restructure its investments in order to continue to satisfy the qualifying income test described above. If the Fund could not adequately restructure its investments, the Fund might cease to qualify as a regulated investment company.

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More Information About the Fund

Counterparty Risk

The Fund will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

New Fund Risk

The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

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GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Capital appreciation is growth of the value of an investment.

Commodity-linked derivatives are derivative instruments, the value of which is linked to the price movement of a commodity, commodity index or commodity futures or option contract.

A derivative instrument is a contract, such as an option or future, whose value is based on the performance of an underlying financial instrument. The most common underlying assets include stocks, bonds, commodities, currencies, interest rates and market indexes.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

A forward contract is an individually negotiated obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a set future date.

Fixed income securities provide consistent interest or dividend payments. They include U.S. government securities. The fixed-income securities in which the Fund may invest include corporate bonds and notes issued by U.S. and foreign issuers, U.S. and foreign government securities, mortgage-backed securities and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Subadviser).

Futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A futures contract is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. Financial futures are futures contracts based on financial instruments, such as Treasury bonds, certificates of deposit, currencies or indexes.

Illiquid securities are securities that cannot easily be sold within seven days by virtue of the absence of a readily available market or legal or contractual restriction on resale. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Money market instruments include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers' acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

Notional value is the total value of a derivative's underlying reference assets — i.e., in the case of a futures contract, the contract value of the particular future. For example, if one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index and the Index is trading at $1,000, the futures contract is similar to investing $250,000 (250 X $1,000) in the S&P 500 Index, and the notional value would be $250,000.

U.S. Government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

RISK TERMINOLOGY

Bond Market Volatility: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the investments in the Fund's portfolio.

Credit Risk: Fixed income instruments and derivatives and other transactions involving a counterparty are subject to credit risk, which is the risk that the issuer of the instrument will not make timely payments when due or otherwise perform in accordance with the terms of the transaction.

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More Information About the Fund

Currency Risk: The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect securities or instruments denominated in, and/or payments received in, such foreign currencies.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Emerging Markets: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign investments may be less liquid, more volatile and more difficult to price than U.S. investments.

Illiquidity: Certain investments may be difficult or impossible to sell at the time and the price that the seller would like.

Interest Rate Risk: Fixed income securities and currency and fixed income futures instruments are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The value of the Fund's currency and fixed income futures instruments will fluctuate in varying directions and amounts based on the specific types of futures instruments held by the Fund. The Fund's share price can go up or down when interest rates change because of the effect of the change in the value of the Fund's portfolio of fixed income securities and currency and fixed-income futures instruments.

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Fund Management

FUND MANAGEMENT

Manager. SunAmerica supervises the daily business affairs of the Fund and the Subsidiary and provides various administrative services to the Fund. SunAmerica has delegated portfolio management responsibilities for the Fund and the Subsidiary to the Subadviser.

SunAmerica was organized in 1982 under the laws of Delaware, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and managed, advised or administered approximately $46.5 billion as of April 30, 2011. In addition to managing the Fund, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust. Pursuant to an Investment Advisory and Management Agreement, the Fund will pay SunAmerica a management fee at the annual rate of 1.10% of the average daily net assets of the Fund.

A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory and Management Agreement and Subadvisory Agreement of the Fund will be available in the Fund's semi-annual report to shareholders for the period ending April 30, 2011.

SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Fund in the amounts set forth in the Fund's SAI and as described in the footnotes to the Expense Table of this Prospectus. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to the Fund's investors. Further, any waivers or reimbursements made by SunAmerica (except for the management fee waiver relating to the Subsidiary) are subject to recoupment from the Fund within the two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund's financial statements.

As discussed under "Investment Strategies and Techniques" above, the Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary to SunAmerica. This waiver may not be terminated by SunAmerica and will remain in effect for as long as SunAmerica's contract with the Subsidiary is in place.

Please see additional information on the distribution-related payments made by SunAmerica under "Distributor" on page 28.

Subadviser. Wellington Management Company, LLP is a Massachusetts limited liability partnership and its principal offices are at 280 Congress Street, Boston, MA 02210. The Fund and the Subsidiary are managed by a team of investment professionals who are employed by the Subadviser. Wellington Management is a professional management counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2010, Wellington Management had investment management authority with respect to approximately $634 billion in assets.

The Subadviser is responsible for portfolio management for the Fund and the Subsidiary, selection of broker-dealers and negotiation of commission rates for the Fund and the Subsidiary. SunAmerica may terminate any agreement with the Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated advisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board of Trustees but without shareholder approval, to employ new unaffiliated advisers for new or existing funds, change the terms of particular agreements with unaffiliated advisers or continue the employment of existing unaffiliated advisers after events that would otherwise cause an automatic termination of an advisory agreement. Shareholders of the Fund have the right to terminate an agreement with an adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any adviser changes. The order also permits the Fund to disclose the Subadviser's fees only in the aggregate for the Fund.

Pursuant to a Subadvisory Agreement with respect to the Fund, SunAmerica will pay Wellington Management a subadvisory fee at the annual rate of 0.45% of average daily net assets of the Fund on the first $1 billion and 0.40% thereafter. Pursuant to a Subadvisory Agreement with respect to the Subsidiary, SunAmerica will pay Wellington Management a subadvisory fee at the annual rate of 0.45% of average daily net assets of the Subsidiary on the first $1 billion and 0.40% thereafter. Wellington Management has contractually agreed to waive the subadvisory fee it receives from SunAmerica with respect to the Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington Management with respect to the Subsidiary. This waiver may not be terminated by Wellington Management and will remain in effect for as long as the contract with the Subsidiary is in place.

27

Fund Management

The Fund is managed by the Subadviser's team of investment professionals led by Rick Wurster, CFA, CMT. Mr. Wurster, Vice President and Asset Allocation Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2006.

Additional information about the portfolio manager's compensation, other accounts under management and ownership of the Fund's shares is contained in the SAI.

Distributor. SACS distributes the Fund's shares. SACS, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Fund's Class A and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor) in connection with sales of shares of the Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of noncash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA"). Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Fund's Class A and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase the Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution's Website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. SunAmerica Fund Services, Inc. ("SAFS" or the "Servicing Agent") assists the Fund's transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares of the Fund.

SunAmerica, the Distributor and the Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

The Fund has not commenced operations as of the date of this Prospectus. As a result, no financial performance information for the Fund is available.

28

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For More Information

The following documents contain more information about the Fund and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund's Annual and Semi-annual Reports.

Statement of Additional Information. The SAI contains additional information about the Fund's policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Fund by contacting SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.sunamericafunds.com and click on "Shareholder Services and Account Information" in order to:

•  View your account and portfolio balance(s)

•  View the transaction history of your account(s)

•  See the net asset value of the Fund(s) you own

•  Perform financial transactions (some limitations apply)

•  Update account information (some limitations apply)

•  Access year-to-date tax summary information

•  View the dealer information on your account(s)

For Broker/Dealers: You can view your clients' account information online by visiting our website at www.sunamericafunds.com and clicking on the "Financial Professionals" link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.sunamericafunds.com and clicking on "Shareholder Services and Account Information," and then the "Go Paperless" option to complete the consent form. Why Go Paperless?

•  Immediate receipt of important Fund information

•  Elimination of bulky documents from personal files

•  Reduction of the Fund's printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Fund. All personal information is encrypted and is completely secure.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Fund is available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-21482

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy state-ments in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1

Go to

www.sunamericafunds.com

2

Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

S5118GLO (6/11)

www.sunamericafunds.com

SUNAMERICA SPECIALTY SERIES

SUNAMERICA GLOBAL TRENDS FUND
(CLASS A, C & W SHARES)

Statement of Additional Information
dated May 31, 2011

Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992	General Marketing and Shareholder Information (800) 858-8858

SunAmerica Specialty Series (the “Trust”) is a mutual fund consisting of five funds, one of which is currently offered to shareholders through this Statement of Additional Information (“SAI”): SunAmerica Global Trends Fund (the “Fund”).

This SAI is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated May 31, 2011 (the “Prospectus”).

The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. You may request a copy of the Fund’s annual and semi-annual reports, when available, at no charge by calling (800) 858-8850.

Class	Ticker Symbols
Class A Shares	GTFAX
Class C Shares	GTFCX
Class W Shares	GTFWX

THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust on December 31, 2003. The Trust consists of five series, one of which is currently offered to shareholders through this SAI: SunAmerica Global Trends Fund (the “Fund”). On March 2, 2011, the Board of Trustees of the Trust (the “Board”) authorized the offering of Class A, Class C and Class W shares for the Fund. Effective February 26, 2010, the name of the Trust was changed from “AIG Series Trust” to “SunAmerica Specialty Series.”

The Fund is diversified within the meaning of the 1940 Act. SunAmerica Asset Management Corp. (“SunAmerica” or the “Manager”) serves as investment manager for the Fund. As described in the Prospectus, SunAmerica has retained Wellington Management Company, LLP (“Subadviser” or “Wellington Management”) to provide subadvisory services to the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment goal and policies of the Fund are described in the Prospectus.  Certain types of securities and financial instruments in which the Fund may invest and certain investment practices the Fund may employ, which are described in the Prospectus, are discussed more fully below.  The Fund’s investment goal, principal investment strategies and principal investment techniques may be changed without shareholder approval.

The Fund may pursue its investment objective directly or by investing in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is managed by SunAmerica and advised by Wellington Management and has the same investment objective as the Fund. With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Fund due to federal tax requirements relating to qualifying income, as discussed below under “Dividends, Distributions and Taxes.” The Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Fund may invest up to 25% of its assets in the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved.

Unless otherwise specified, the Fund may invest in the following securities and financial instruments.  The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Futures Contracts and Options on Futures

Futures. The Fund expects to enter into futures transactions for investment purposes in U.S. and non-U.S. equity index futures, U.S. and non-U.S. fixed income futures currency forwards and commodity futures.

A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset, at a specified price, on a specified future date.

The risks associated with the Fund’s use of futures contracts include the risk that: (i) losses caused by sudden, unanticipated market movements may be significant; (ii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference item; (iii) the underlying reference item may not perform the way the Subadviser expected it to; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (v) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (vi) although the Fund will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with a futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. The Fund generally intends to deposit repurchase agreements or other money market instruments with the Futures Broker for the initial margin payment. As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the Futures Broker on a daily basis. If the Fund is required to increase its variation margin when the Fund has insufficient cash, the Fund may need to sell securities or other assets, including at disadvantageous times to meet such margin requirements. Prior to expiration of the future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The Fund may purchase or sell interest rate futures contracts for either investment purposes or to attempt to hedge against the effects of interest rate changes on the Fund’s current or intended investments in fixed income securities. For example, if interest rates were expected to increase, the Fund might sell interest rate futures contracts. If used for hedging, such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio, if any. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the Fund’s interest rate futures contracts would be expected to increase. If used for investment purposes, the value of the Fund would increase as a result. If used for hedging purposes, this increase in the value of the interest rate futures would be expected to approximately offset the decline in the value of the long-term bonds, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased for investment or as a hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

The Fund may purchase or sell stock index, bond index or single bond futures contracts for either investment purposes or to attempt to hedge the Fund’s current or intended investments against broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to either directly benefit from the increase in value of the futures or to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline in the market value of the Fund’s securities occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and/or if the Fund anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may provide gains for the Fund or offset, in part or entirely, increases in the cost of securities that the Fund intends to purchase. If used for hedging purposes, as such purchases of securities are made, the corresponding positions in stock or bond index futures contracts would be closed out.

The Fund may purchase or sell foreign currency futures contracts for either investment purposes or to hedge its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency when it anticipates a decline in the value of such currency relative to the dollar. If the Fund holds securities denominated in such currency and such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. If the Fund sold the futures for investment purposes and such decline occurs, the Fund would benefit from the gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Options on Futures. As noted above, the Fund may purchase and write options on commodities, commodities futures contracts, interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on commodities futures contracts, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures.”)

The Fund may write a call on a futures contract for investment purposes or as a partial hedge against declining prices of the securities in the Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides additional income that may provide a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The Fund may write a put option on a futures contract for investment purposes or as a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides additional income and may provide a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund’s losses from exercised options on futures may to some extent, if utilized for hedging purposes, be reduced or increased by changes in the value of Fund securities.

The Fund may purchase options on futures for direct investment purposes or hedging purposes, instead of purchasing or selling the underlying futures contract. For example, where a market-wide decline or changes in interest or exchange rates are anticipated, the Fund may purchase put options in lieu of selling a futures contract or for investment purposes. In the event that such decrease or changes occur, the Fund should profit on the option and any loss on the Fund’s futures contracts may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase calls on futures, rather than purchasing the underlying futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Additional Information About Options. The Fund’s custodian, or a securities depositary acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Fund’s entering into a closing transaction.

The Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and are individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Limitations on entering into Futures Contracts and Options on Futures. The Fund has an operating policy which provides that it will not enter into futures contracts or write put or call options with respect to futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund. The Fund bases its asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that the Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to futures contracts that are not contractually required to “cash-settle,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, the Fund sets aside liquid assets in an amount equal to that Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund generally will use its money market instruments to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, the money market instruments (or any other liquid asset segregated) may not be used for other operational purposes. The Subadviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Commodity Futures. The Fund may trade in commodity futures (and related options). Commodities refers to real assets such as energy, agriculture, livestock, industrial metals, and precious metals as well as intangibles such as indexes, financial instruments and other interests. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed upon when the contract is made. The buyer of the futures contract is not entitled to ownership of the underlying commodity until expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, standardization of expiration dates, contract sizes and other contract terms, and the availability of a liquid market. As discussed above, futures markets specify the terms and conditions of delivery and may specify the maximum permissible price movement during a trading session. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time for speculative purposes. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. The futures clearinghouse marks every futures contract to market at the end of each trading day and requires that all losses and gains be paid out on a daily basis. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund will be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.

As in the financial futures markets, there are hedgers and speculators in the commodity futures markets. However, unlike financial instruments, there are costs of physical storage associated with purchasing the underlying physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund holds long futures positions on that commodity, the value of the futures contract may change proportionately.

Commodity-Linked Derivatives. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodity futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Subadviser will seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

The Fund will enter into commodity-linked derivative transactions only with financial institutions experienced with such products that have investment grade credit ratings. In the event a counterparty’s rating falls below investment grade, the Subadviser in its discretion will determine whether to dispose of such security.

“Swap” Derivative Transactions. The Fund may enter into interest rate, securities index, commodity, or security and currency swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular foreign currency, or a “basket” of securities representing a particular index. Swap agreements may also include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amounts themselves. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indexes, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that are rated investment grade and that the Subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 (the “Code”) may limit the Fund’s ability to use swap agreements.

The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Hybrid Instruments (Indexed/Structured Securities). “Hybrid Instruments,” including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or physical commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indexes and securities indexes (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate were lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures and options herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a

Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation by the Commodity Futures Trading Commission (“CFTC”) (which generally regulates the trading of commodity futures by U.S. persons), the Securities and Exchange Commission (“SEC”) (which regulates the offer and sale of securities by and to U.S. persons) or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund.

Foreign Currency Transactions

The Fund may enter into forward currency contracts for the purposes specified in the Prospectus. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio holding and make delivery of the currency, or retain the holding and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio holding and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

Options

Options on Securities. The Fund may write and purchase call and put options (including yield curve options) on any securities in which the Fund may invest. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss, which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails the Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium the Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the exercise price and any transaction costs incurred minus the sum of the sale price of the underlying investment and the premium received.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

Buying a put on an investment the Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Options on Foreign Currencies. The Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by the Fund on a foreign currency is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining with the Fund’s custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities Indexes. The Fund may write and purchase call and put options on securities indexes. Puts and calls on broadly-based securities indexes are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures. When the Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as pertaining to calls.

Regulatory Aspects of Derivatives Instruments. Pursuant to a notice of eligibility filed with the CFTC with respect to the Fund, the Trust is not deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore is not subject to registration as such under the CEA.

On February 11, 2011, however, the CFTC proposed certain regulatory changes that would subject the operator and potentially the adviser of a registered investment company to registration with the CFTC if the fund invests more than a prescribed level of its liquidation value in futures and certain other instruments, or if the fund markets itself as providing investment exposure to such instruments. If these regulatory changes are ultimately adopted by the CFTC, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. With respect to futures contracts that are not contractually required to “cash-settle,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, the Fund sets aside liquid assets in an amount equal to that Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.

Other Derivatives Strategies. In the future, the Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with the Fund’s investment objective and legally permissible.

Use of Segregated and Other Special Accounts. Many derivative transactions, in addition to other requirements, require that the Fund earmark or segregate cash and/or liquid securities to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay the value of or deliver commodities, securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must earmark or segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate.

OTC options entered into by the Fund, including those on commodities, securities, financial instruments or indexes, will generally provide for cash settlement. As a result, when the Fund writes these options it will only earmark or segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. OTC and exchange-listed options sold by the Fund other than those listed above generally settle with physical delivery, and the Fund will earmark or segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract, the Fund must deposit initial margin and any daily variation margin, in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or deliver commodities, securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

With respect to swaps, the Fund will accrue the net mark-to-market amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund’s net obligation, if any.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligations in related options and derivative transactions.

Illiquid and Restricted Securities. No more than 15% of the value of the Fund’s net assets, determined as of the date of purchase, may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, interest rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities (i) subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), (ii) securities that are otherwise not readily marketable, and (iii) repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Fund will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees or the Subadviser has, pursuant to guidelines established by the Board of Trustees, determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Subadviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Subadviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, the Fund may acquire securities issued by the U.S. government, its agencies or instrumentalities, in a private placement.

Commercial paper issues in which the Fund’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Fund’s 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Subadviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Subadviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Subadviser to take into account the same factors described above for other restricted securities and require the Subadviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Fixed Income Securities. The Fund may invest in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The fixed income securities in which the Fund invests will primarily be investment grade; however, the Fund may invest in fixed income securities rated below investment grade.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s Rating Service (“S&P”) (AAA, AA, A or BBB, including the + or — designations) or by Moody’s Investors Service (“Moody’s”) (An, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Subadviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. The Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and the Subadviser in its discretion will determine whether to dispose of such security.

Risks of Investing in Lower Rated Bonds

Fixed income securities in which the Fund may invest include those in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody’s or BB or lower by S&P’s (and comparable unrated securities) (commonly known as “junk bonds”). For a description of these and other rating categories, see the Appendix. No minimum rating standard is required for a purchase by the Fund.

Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds. High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market.

There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

Ratings assigned by Moody’s and S&P’s to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Subadviser will determine whether the security will be retained based upon the factors the Subadviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund’s objective more dependent on the Subadviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the creditworthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds

Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund’s distribution obligations.

U.S. Government Securities. The Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance. The Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government. All of the foregoing are referred to collectively as “U.S. government securities.” Securities issued or guaranteed by agencies or instrumentalities are supported by: (i) the full faith and credit of the U.S.; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the U.S., the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s net asset value will be affected by those fluctuations.

Zero-Coupon Securities Issued by the U.S. Treasury. The Fund may invest in zero-coupon securities issued by the U.S. Treasury. Zero-coupon U.S. government securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Because the Fund accrues taxable income from these securities without receiving cash, the Fund may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. The Fund might also sell securities to maintain liquidity.

Zero-Coupon Bonds Issued by GNMA, FNMA and FHLMC. In addition, the Fund may invest in zero-coupon bonds issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Association (“FHLMC”), and other government sponsored entities, provided that the securities are rated AAA by S&P and Aaa by Moody’s at the time of purchase.

Coupon Bearing U.S. Government Securities. The Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS. In addition to the U.S. government securities discussed above, the Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

Treasury Inflation-Protected Securities. The Fund may invest in U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

To the extent that the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Repurchase Agreements. The Fund may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Subadviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Fund’s money is invested in the security. Whenever the Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets.

Money Market Instruments. The following is a brief description of the types of U.S. dollar denominated money market securities in which the Fund can invest. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They must be rated in the highest rating categories by Moody’s or S&P, or other rating organizations whose ratings are described in the Appendix. They may have fixed, variable or floating interest rates. The Fund may invest in the following money market instruments:

U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, as described above.

Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers’ acceptances. They must be obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion. “Banks” include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Fund will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Commercial Paper. The Fund can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody’s or other rating organizations. If the paper is not rated, it may be purchased if the Subadviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation. The Fund may purchase commercial paper only if judged by the Subadviser to be of suitable investment quality. This includes commercial paper that is rated in the two highest categories by S&P and by Moody’s.

The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

Equity Securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Foreign Securities. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund is authorized to invest without limitation in foreign securities.

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of the Fund’s investment policies, the Fund’s investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of the Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.

Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of Fund securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.

Eurodollar Instruments. To the extent authorized to do so, the Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to LIBOR although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR to which many interest rate swaps and fixed income instruments are linked.

Foreign Sovereign Debt Securities. Investing in foreign sovereign debt securities may expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The Fund’s investments in foreign sovereign debt securities may be in securities that are investment grade or below investment grade.

Investment Company Securities. The Fund may invest in the securities of other investment companies subject to the limitations imposed by the 1940 Act, although it is the Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. The Fund may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, the Fund’s purchase of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.  The Fund will not invest in other investment companies unless, in the judgment of the Subadviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

The Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Fund may invest also in foreign investment companies that invest in such markets. Some of the countries in which the Fund invests may not permit direct investment by foreign investors such as the Fund. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

The Fund may invest in passive foreign investment companies (“PFICs”), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income.  Passive income includes dividends, interest, royalties, rents and annuities.  To the extent that the Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences (see discussion below under the title “Dividends, Distributions and Taxes”).

Short-Term Taxable Securities. “Short-Term Taxable Securities” mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to federal income tax: obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody’s or S&P; commercial paper rated by either of such rating services (Prime-1 through Prime-2 or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least “A” by either of such rating services; certificates of deposit and bankers’ acceptances of banks having assets in excess of $2 billion.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-

year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount.

In September 2008, the Federal Housing Finance Agency placed FNMA and FHLMC into conservatorship.  It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FNMA or FHLMC.

The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veterans Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and on the full return of principal.

Collateralized Mortgage Obligations. Another type of mortgage-backed security in which the Fund may invest is a collateralized mortgage obligation (“CMO”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. The Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 5% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on SEC staff interpretations, the Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

Stripped Mortgage-Backed Securities. The Fund may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which the Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund’s yield. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to the Fund’s limitation on investments in illiquid securities.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions as set forth below under “Investment Restrictions,” because of the exclusion from the test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Warrants and Rights. The Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof.

Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Diversification. The Fund is classified as “diversified” for purposes of the 1940 Act. The Fund also intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Code.  To qualify as a regulated investment company under the Code, a fund must, among other things, diversify its holdings (see discussion below under the title “Dividends, Distributions and Taxes”).

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund’s volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Portfolio Turnover. The Fund may purchase and sell securities or financial instruments whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities or financial instruments and reinvestment in other securities or financial instruments.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. The Fund’s portfolio turnover rate would equal 100% if each security or financial instrument in the Fund’s portfolio were replaced once per year.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating funds from a typical bank for a comparable transaction. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the board of each participating fund. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend securities in amounts up to 33% of its total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 100% of the market value, determined daily, of the loaned securities. In lending its securities, the Fund receives income while retaining the securities’ potential for capital appreciation. The advantage of these loans is that the Fund continues to receive the interest on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of securities will only be made to firms deemed by the Subadviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan.

Future Developments. The Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objective, policies and restrictions and is otherwise legally permissible under federal and state laws. The Fund’s Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

Investments in the Wholly-Owned Subsidiary. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodities markets within the limitations of Subchapter M of the Code and applicable IRS revenue rulings, as discussed below under “Dividends, Distributions and Taxes.” The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. Because the Fund will wholly own and control the Subsidiary, and the Fund and Subsidiary are managed by SunAmerica and advised by Wellington Management, it is unlikely that the Subsidiary will take actions contrary to the interests of Fund and its shareholders.

It is expected that the Subsidiary will invest primarily in commodity futures instruments. The Subsidiary may also invest in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other high-quality, short-terms securities.  The primary purpose of the repurchase agreements and other high-quality, short-terms securities held by the Subsidiary will be to serve as collateral for the futures instruments; however, these instruments may also earn income for the Subsidiary.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Fund intends to rely on a private letter ruling from the IRS with respect to its investment in the Subsidiary. However, there can be no assurance that the IRS will issue such a ruling. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

NEW FUND RISKS

The Fund is a new Fund, with no operating history, which may result in additional risk. There can be no assurance that this Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate this Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

INVESTMENT RESTRICTIONS

The Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of the Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, the Fund may not:

1.                                      issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.                                      concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                      buy or sell commodities or commodity contracts or real estate or interests in real estate, except, in each case, as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time;

4.                                      act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

5.                                      purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

6.                                      make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional restrictions are not fundamental policies and may be changed by the Board without a shareholder vote. The Fund may not:

1.                                      make investments for the purpose of exercising control or management; and

2.                                      invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act, which the Subadviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each Trustee and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust. Trustees and officers of the Trust are also trustees/directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica.

DISINTERESTED TRUSTEES

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
Dr. Judith L.Craven DOB: October 6, 1945	Trustee	2004 to Present	Retired	78	Director, Belo Corp. (1992 to Present); Director, Sysco Corp. (1996 to Present); Director,

					Luby’s, Inc. (1998 to Present).

William F. Devin DOB: December 30, 1938	Trustee	2004 to Present	Retired	78	Director, Boston Options Exchange (2001 to 2010).

Richard W. Grant DOB: October 25, 1945	Trustee	2011 to Present	Retired. Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011)	30	None

Stephen J. Gutman DOB: May 10, 1943	Trustee	2004 to Present	Vice President and Associate Broker, Corcoran Group (real estate) (2002 to Present); Managing Member, Beau Brummell SoHo LLC (licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing, Inc. (2009 to Present).	39	None

William J. Shea DOB: February 9, 1948	Trustee	2004 to Present	Executive Chairman, Lucid, Inc. (medical technology and information) (2007 to Present); Managing Director, DLB Capital, LLC (private equity) (2006 to 2007).	39	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoulas Supermarkets (1999 to Present).

INTERESTED TRUSTEE

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
Peter A. Harbeck(4) DOB: January 23, 1954	Trustee	2004 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	87	None

OFFICERS

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer(2)	Other Directorship(s) Held by Officer During the Past Five Years(3)
John T. Genoy DOB: November 8, 1968	President	December 2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A

Donna M. Handel DOB: June 25, 1966	Treasurer	2004 to Present	Senior Vice President, SunAmerica (2004 to Present).	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Counsel	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).	N/A	N/A

Cynthia A. Gibbons-Skrehot DOB: December 6, 1967	Vice President and Chief Compliance Officer	2004 to Present	Vice President, SunAmerica (2002 to Present); Chief Compliance Officer, SunAmerica (2002 to 2006).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2004 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2004 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance	2006 to Present	Senior Compliance Manager, SunAmerica (2006 to Present);	N/A	N/A

Officer	Vice President, Credit Suisse Asset Management, LLC (2001 to 2006); Chief Compliance Officer, Credit Suisse Alternative Funds (2005 to 2006).

(1)             Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed below.

(2)             The term “fund complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the adviser. The “fund complex” includes the Trust (5 funds), SunAmerica Money Market Funds, Inc. (“SAMMF”) (2 funds), SunAmerica Equity Funds (“SAEF”) (3 funds), SunAmerica Income Funds (“SAIF”) (5 funds), SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund), SunAmerica Series, Inc. (“Focused”) (14 portfolios), Anchor Series Trust (“AST”) (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund), Variable Annuity Life Insurance Company (“VALIC Company”) I (33 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (35 portfolios), and Seasons Series Trust (21 portfolios).

(3)             Directorships of Companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)             Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of SACS.

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Fund rests with the Board. The Trust, on behalf of the Fund, has engaged SunAmerica and Wellington Management to manage the Fund on a day-to day basis. The Board is responsible for overseeing SunAmerica and the Subadviser and any other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and the Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive session, at which no Trustees who are interested persons of the Trust are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Fund is subject to a number of risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Fund’s investment management and business affairs, and also by the Subadviser and other service providers in connection with the services they provide to the Fund. Each of SunAmerica, the Subadviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser and the Fund’s other service providers (including the Fund’s distributor, servicing agent and transfer agent), the Fund’s Chief Compliance Officer, the independent registered public accounting firm for the Fund, legal counsel to the Fund, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Fund. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Fund and as a trustee or director of the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Fund. She currently serves as a director or trustee with respect to 78 of the portfolios in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. He currently serves as a director or trustee with respect to of 78 of the portfolios in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange since 2001.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011, and serves as Chairman of the Board of the Trust.  He currently serves as a director or trustee with respect to 30 of the portfolios in the Fund Complex.  Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Fund. He currently serves as a director or trustee of 39 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Fund. He currently serves as a director or trustee of 39 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Fund. He currently serves as a director or trustee of 87 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of

SunAmerica since 1995, Director of SACS since 1993 and as Chairman of Advisor Group, Inc, since 2004.

Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee of the Trust are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven. Messrs. Shea and Gutman each receive $2,500 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”),* AST and SASFR. Messrs. Devin and Grant and Dr. Craven receive $1,666.66 per meeting for serving on the Audit Committees of SAMF and SASFR. Mr. Shea receives a $5,000 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met four times during the fiscal year ending October 31, 2010.

The Nomination and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nominating Committee will consider candidates proposed by shareholders for election as Trustees. The members of the Nominating Committee are Messrs. Devin, Gutman and Shea, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $1,500 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin and Shea each receive a $1,000 annual retainer for serving as a member of the Nominating Committees of SAMF, AST (Mr. Shea only) and SASFR. Messrs. Devin and Shea receive $500 per scheduled meeting ($250 for telephonic meetings) and Mr. Gutman, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Nominating and Compensation Committee met three times during the fiscal year ending October 31, 2010.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $1,500 annual retainer for serving as Chairman of the Ethics Committees of SAMF and SASFR and Messrs. Gutman and Shea each receive a $1,000 annual retainer for serving on the Ethics Committee of SAMF, AST (Messrs. Gutman and Shea only) and SASFR

*                      SAMF consists of the Trust, SAEF, SAIF, Focused and SAMMF.

(Messrs. Gutman and Shea only). Messrs. Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting) and Dr. Craven, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Ethics Committee met two times during the fiscal year ending October 31, 2010.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Gutman, Devin and Shea, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,500 annual retainer for serving as Chairman of the Governance Committees of SAMF and SASFR and Messrs. Gutman and Shea each receive a $1,000 annual retainer for serving on the Governance Committees of SAMF, AST (Messrs. Gutman and Shea only) and SASFR (Messrs. Gutman and Shea only). Messrs. Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting) and Mr. Devin, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Governance Committee met two times during the fiscal year ending October 31, 2010.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Disinterested Trustees
Dr. Judith K. Craven	None	None
William F. Devin	None	Over $100,000
Richard W. Grant	None	None
Stephen J. Gutman	None	$1-$10,000
William J. Shea	None	None
Interested Trustee
Peter A. Harbeck	None	Over $100,000

(1)               Includes SAMF, FGF, FGI, AST and SASFR.

Trustee Compensation

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, each Disinterested Trustee receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $49,500 in annual compensation ($74,250 in annual compensation for the Chairman of the Board) for acting as a director or trustees of all the SAMF. Each Disinterested Trustee of SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman of the Board). Each Disinterested Trustee of SASFR receives $900 for each quarterly meeting attended ($1,350 for the Chairman of the Board) and

$3,600 in annual compensation ($5,400 for the Chairman of the Board). Each Disinterested Trustee of AST receives $20,000 in annual compensation ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Director of FGF and FGI also receives an annual amount of $5,250 ($7,875 for the Chairman of the Board) per fund.

The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)* or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an “Eligible Trustee”). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things:  (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended October 31, 2010. Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation.

*                      SAMF, AST and SASFR have adopted the Retirement Plan.

COMPENSATION TABLE

TRUSTEE	AGGREGATE COMPENSATION FROM TRUST	TOTAL COMPENSATION FROM REGISTRANT AND FUND COMPLEX PAID TO DIRECTORS/ TRUSTEES(1)
Dr. Judith L. Craven(2)	$7,946	$241,648
William F. Devin(2)	$8,401	$294,624
Samuel M. Eisenstat(3)	$11,447	$200,050
Richard W. Grant(4)	N/A	N/A
Stephen J. Gutman	$8,254	$144,500
Jeffery S. Burum(5)	$8,333	$128,750
William J. Shea	$8,503	$148,753

(1)              Information is as of October 31, 2010 for the investment companies in the complex that pay fees to these Trustees. The complex consists of SAMF, FGF, FGI, AST, SASFR, VALIC Company I and VALIC Company II.

(2)              Mr. Devin and Dr. Craven are also Trustees of VALIC Company I and VALIC Company II. Mr. Burum, Mr. Devin, and Dr. Craven are not Trustees of AST. Mr. Burum is not a Director of SASFR.

(3)              Mr. Eisenstat retired from the Board effective as of the close of business on March 31, 2011.

(4)              Mr. Grant became a Trustee effective March 1, 2011.

(5)              Mr. Burum resigned as a Trustee effective May 16, 2011.

As of the date of this SAI, the Trustees and officers of the Fund as a group beneficially owned no shares of the Fund.

Control Persons and Principal Holders of Securities.  A shareholder who owns beneficially, directly or indirectly, 25% or more of the Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The Fund had not commenced operations as of the date of this SAI.  Therefore, no shares were outstanding as of such date.

MANAGER, SUBADVISER, PERSONAL SECURITIES TRADING,

DISTRIBUTOR AND SERVICING AGENT

Manager

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as adviser to the Fund pursuant to the Investment Advisory and Management Agreement with the Trust, on behalf of the Fund. SunAmerica also serves as adviser to the Subsidiary. SunAmerica is an indirect wholly owned subsidiary of SAFG Retirement Services, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”). As of April 30, 2011, SunAmerica managed, advised and/or administered assets of approximately $46.5 billion.

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad.

On September 22, 2008, AIG, the ultimate parent of SunAmerica, SACS and SunAmerica Fund Services, Inc. (“SAFS”), entered into a revolving credit facility (“FRBNY Credit Facility”) with the Federal Reserve Bank of New York (“NY Fed”).  In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”).  The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG’s outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the “Recapitalization”) to recapitalize AIG.  In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated.  Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG’s Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use).  As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Under the Investment Advisory and Management Agreement with respect to the Fund, SunAmerica provides various administrative services and supervises the business affairs of the Fund, subject to general review by the Trustees. SunAmerica has delegated portfolio management to the Subadviser.

SunAmerica has retained the Subadviser to manage the investment portfolio of the Fund, pursuant to a Subadvisory Agreement. Retention of the Subadviser in no way reduces the responsibilities or obligations of SunAmerica under the

Investment Advisory and Management Agreement with respect to the Fund and SunAmerica shall be responsible for all acts and omissions of the Subadviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

Except to the extent otherwise specified in the Investment Advisory and Management Agreement with respect to the Fund, the Fund pays, or causes to be paid, all other expenses of the Trust and the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Fund, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders, shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Fund, the Fund will pay SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Fund. The Investment Advisory and Management Agreement with respect to the Fund will continue in effect until June 30, 2012, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Investment Advisory and Management Agreement with respect to the Fund is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event it is “assigned” by SunAmerica (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)).

As discussed in “Investment Objective and Policies” above, the Fund may pursue its investment objective by investing in its Subsidiary. The Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary to SunAmerica. This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica’s contract with the Subsidiary is in place.

The Advisory Agreement with respect to the Subsidiary will continue in effect until terminated. The Advisory Agreement with respect to the Subsidiary is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event (i) it is “assigned” by SunAmerica (as defined in the Advisers Act); or (ii) the Investment Advisory and Management Agreement between the Trust, acting for and on behalf of the Fund, and SunAmerica is terminated.

SunAmerica has retained the Subadviser to manage the investment portfolio of the Subsidiary, pursuant to a separate subadvisory agreement. Retention of the Subadviser in no way reduces the responsibilities or obligations of SunAmerica under the Advisory Agreement with respect to the Subsidiary and SunAmerica shall be responsible for all acts and omissions of the Subadviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below.

Annual Total Fund Operating Expenses(1)
(as a percentage of average daily net assets)

Class A	Class C	Class W
1.85%	2.50%	1.65%

(1)          The fees and expenses associated with the Fund’s investment in the Subsidiary will be included in determining the amount of “annual fund operating expenses” for purposes of calculating the expense cap under the Expense Limitation Agreement, even though such fees and expenses are disclosed in the Fund’s Prospectus as “acquired fund fees and expenses.”

These fee waivers and expense reimbursements will continue indefinitely, unless terminated by the Board of Trustees, including a majority of the Disinterested Trustees. For purposes of the Expense Limitation Agreement, Total Annual Fund Operating Expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to the Fund’s investors. These waivers may be discontinued without notice to shareholders. Further, any waivers or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but will appear as footnote disclosure to the Fund’s financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

Subadviser

The Fund and the Subsidiary are subadvised by Wellington Management Company, LLP, located at 280 Congress Street, Boston, MA 02210, which is responsible for investment decisions for the Fund. The Subadviser was retained by SunAmerica to manage the investment portfolio of the Fund, pursuant to the Subadvisory Agreement with respect to the Fund. The Subadviser was retained by SunAmerica to manage the investment portfolio of the Subsidiary, pursuant to the Subadvisory Agreement with respect to the Subsidiary.  As of December 31, 2010, Wellington Management had investment management authority with respect to approximately $634 billion in assets.

The Subadviser is responsible for portfolio management for the Fund and the Subsidiary, selection of broker-dealers and negotiation of commission rates.

Pursuant to the Subadvisory Agreement with respect to the Fund, SunAmerica pays to the Subadviser a subadvisory fee at the annual rate of 0.45% of average daily net assets of the Fund on the first $1 billion and 0.40% thereafter. Pursuant to the Subadvisory Agreement with respect to the Subsidiary, SunAmerica pays to the Subadviser a subadvisory fee at the annual rate of 0.45% of average daily net assets of the Subsidiary. Wellington Management has contractually agreed to waive the subadvisory fee it receives with respect to the Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington Management with respect to the Subsidiary. This waiver may not be terminated by Wellington Management and will remain in effect for as long as the contract with the Subsidiary is in place.

INFORMATION REGARDING THE PORTFOLIO MANAGER

Information about Wellington Management Company, LLP’s Portfolio Manager

The Subadviser’s team of investment professional led by Rick Wurster, CFA, CMT (the “Portfolio Manager”), is primarily responsible for the daily management of the Fund’s portfolio.

Other Accounts Managed by the Portfolio Manager

The following table indicates the number of other accounts managed by the Portfolio Manager and the total assets in the accounts in each of the following categories as of December 31, 2010: Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”).  For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio	Number of Other Accounts Managed and Total Assets ($ millions except as noted)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based ($ millions except as noted)
Manager	RIC	OPI	OA	RIC	OPI	OA
Rick Wurster, CFA	2	12	12	0	1	0

	$(351.3)	$(1,548.8)	$(216.1)		$(90.6)

Portfolio Manager Ownership of Fund Shares

The Fund has not commenced operations and, therefore, no portfolio manager beneficially owns any shares of the Fund.

Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and SunAmerica on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of February 24, 2011.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the 50% MSCI All Country World/50% Citigroup WGBI (hedged) benchmark index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts.

SunAmerica, the Subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for SunAmerica, the Subadviser and the individuals that they employ. There is no guarantee, however, that these policies and procedures will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit  the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he manages. If the structure of the Subadviser’s subadvisory fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees; or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the Subadviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Wellington Management

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s Portfolio Manager generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to those of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Fund in securities that may be held or purchased by the Fund to ensure that such investments do not disadvantage the Fund. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust (as defined in the SunAmerica Code) or SunAmerica during the quarter. The SunAmerica Code has been filed as an exhibit to the Trust’s previous registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund’s Prospectus.

The Subadviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, the Subadviser will report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, SunAmerica will report to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons  of the Trust or SunAmerica.

The Distributor

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SACS, a registered broker-dealer and an indirect wholly-owned subsidiary of SunAmerica , to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing Prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Fund (see “Distribution Plans” below).

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees. The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

Distribution Plans

Rule l2b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of the Fund have adopted Distribution Plans (the “Class A Plan” and the “Class C Plan,” and collectively, the “Distribution Plans”).

The Class A Plan provides for a distribution fee from the Fund at the annual rate of 0.10% of the average daily net assets of the Fund’s Class A shares. Under the Class C Plan, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing this class of shares. The distribution costs for which the Distributor may be reimbursed out of distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, Prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A or Class C Plan will exceed the Distributor’s distribution costs as described above. The Distribution Plans also provide that each class of shares of the Fund may pay the Distributor an account maintenance fee for payments to broker-dealers for providing continuing account maintenance. This account maintenance fee is up to 0.25% of the aggregate average daily net assets of Class A and Class C shares.

The following table sets forth the distribution and account maintenance fees the Distributor will receive from the Fund based on a percentage of average daily net assets:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	Up to 0.25%
C	0.75%	Up to 0.25%

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the Distribution Plans is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees. In their consideration of the Distribution Plans, the Trustees must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

The Distributor serves as distributor of Class W shares and incurs the expenses of distributing the Class W shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Trust, on behalf of Class W shares of the Fund, has entered into a Service Agreement (the “Class W Service Agreement”) with the Distributor to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Service Agreement, as compensation for services rendered, the Distributor receives a fee from the Fund of 0.15% of the daily net assets of the Fund’s Class W Shares.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and VALIC Company, affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.25% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Funds, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Fund to SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”), the Transfer Agent or to the Distributor pursuant to the Service Agreement with respect to the Class W shares and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which SAFS, an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Fund. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A and Class C shares subject to review and approval by the Trustees. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility.  The Trust has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”).  The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent.  The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Trust and the Trust’s shareholders.  A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Trust proxies in accordance with the Policies.  The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees advisers (with respect to the Fund, the investment discretion over which is delegated to the Subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.

The Trust is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda.  The Trust generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting.  The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.  The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Trust.  As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters.  The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-

case basis.  In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources.  In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Trust’s shareholders.

Examples of the Fund’s Positions on Voting Matters.  Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:

•                  Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•                  Vote on a case-by-case basis regarding merger and acquisition matters;

•                  Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•                  Not vote proxies for securities that are out on loan;**

•                  Vote on a case-by-case basis on equity compensation plan.

Conflicts of Interest.  Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote.  In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Trust’s shareholders and the interest of SunAmerica, the Trust’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Trustee who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders.  Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records.  The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring

*           The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security.  That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria.  For example, in the case of an index fund, the Fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

**    The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies.  The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan.  However, under certain circumstances, including where the investment adviser and/or subadviser to a fund determines that a proxy vote is materially important to the fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

the maintenance of records for each proxy vote cast on behalf of the Fund.  The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Trust.

The proxy voting record for the twelve-month period ended June 30, 2010 will also be available on the SEC’s website at http://www.sec.gov.

Board Reporting.  The Fund’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Board which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Fund’s securities.  These policies and procedures govern when and by whom portfolio holdings information will be  publicly disclosed or made available to nonaffiliated third parties.  Unless the Fund’s portfolio holdings information has been publicly disclosed, it is the Trust’s policy that its portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Trust’s policy.

The Fund’s complete portfolio holdings will be publicly available via SEC filings made by the Fund on a fiscal quarterly basis.  These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarters.

In addition, the Fund’s complete holdings information will be made available on the Fund’s website on a monthly basis.  The Fund’s holdings for each month will be posted on the first business day following the 15th day of the following month.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by SunAmerica’s Legal Department.  The Fund and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about the Fund’s holdings is permitted, an employee of SunAmerica seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information.  The request must then be submitted to the Legal and/or Compliance departments of SunAmerica. The Fund’s Chief Compliance Officer or SunAmerica’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates.  To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest.  If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers.  Information may be provided to these parties without a time lag.  Service providers that may be provided with information concerning the Fund’s holdings include SunAmerica and its affiliates, the Subadviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Fund.  Portfolio holdings information may also be provided to the Fund’s Board.  The entities to which the Fund provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Fund as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Subadviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Fund’s holdings:

1.                           The Subadviser.  The Subadviser is continuously provided with the entire portfolio holdings for the Fund that it subadvises on a daily basis.

2.                           PricewaterhouseCoopers, LLP (“PwC”).  PwC is provided with entire portfolio holdings information during periods in which it performs its audits of the Fund’s financial statements.  PwC does not disclose to third parties information regarding the Fund’s holdings.

3.                           State Street.  State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund.  State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.

4.                           Ernst & Young LLP. Ernst & Young LLP is provided with portfolio holdings information in connection with the tax services it provides to the Fund.  Ernst & Young LLP does not disclose to third parties information regarding the Fund’s holdings.

5.                           Lipper, Inc. (“Lipper”).  The Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a monthly basis.  This information is disclosed approximately twenty (20) days after the month-end.  Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group.  Lipper does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above.  This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Fund.

6.                           Morningstar, Inc. (“Morningstar”).  Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge.  Information regarding the Fund is available only with a subscription.  State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month-end.  Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.).  Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information.  Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

7.                           Bloomberg LLP (“Bloomberg”).  The Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a quarterly basis, approximately forty-five (45) days after the month end.  This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.                           Financial Printers.  Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter.  Financial printers assist the Fund with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants.  Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.                           Investment Company Institute (“ICI”).  Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end.  The ICI uses this information for survey purposes and does not disclose the Fund’s holding information publicly.

10.                     Zeno Consulting (“Zeno”).  State Street provides purchase and sale information with respect to the Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end.  Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons.  These reports are provided to the Fund and Zeno does not disclose publicly the information it receives or the reports it prepares.  SunAmerica’s contract with Zeno includes a confidentiality clause.

11.                     Manhattan Creative Partners (d/b/a “Diligent”).  Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days after the month-end.  Diligent services the website of the retail funds advised by SunAmerica.  Diligent also hosts the Board’s online meeting materials.

12.                     Marketing Firms.  Our Marketing Group provides portfolio holding information to various marketing firms, including DCF Advertising, Media Door, LLC, Molly Hart, PeachTree Enterprises, Primelook, Inc., RI Communications Group, Stan Adler

Associates, and Wilson Media.  Depending on the Fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period-end.  Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports.  They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

13.                     Institutional Shareholder Services (“ISS”).  ISS downloads portfolio information as needed (i.e. custodian identification number, security identification number, share position and description of the security) through the State Street Insight System.  This information is used solely for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Fund and is not publicly disclosed.  SunAmerica’s contract with ISS includes confidentiality disclosure.

FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Subadviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.  Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer).  In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Subadviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order.  The Subadviser may, however, select broker-dealers that provide it with research services and may cause the Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Subadviser with respect to clients other than the Fund, and not all of these services may be used by the Subadviser in connection with the Fund.  No specific value can be determined for research services furnished without cost to the Subadviser by a broker.  The Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Subadviser’s research and analysis.  Therefore, it may tend to benefit the Fund by improving the quality of the Subadviser’s investment advice.  The investment advisory fees paid by the Fund are not reduced because the Subadviser receives such services.  When making purchases of underwritten issues with fixed underwriting fees, the Subadviser may designate the use of broker-dealers who have agreed to provide the Subadviser with certain statistical, research and other information.

The Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Subadviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies that the Subadviser manages.  However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities.  The timing and amount of purchase by each account and company will also be determined by its cash position.  If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Subadviser.  The Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission.  However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Fund’s Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent.  Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts.  Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares).  Class W Shares do not impose a sales charge. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

Waiver of CDSCs.  As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class C shares under certain circumstances.  The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death.  CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse.  If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Disability.  CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)).  To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability.  If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions.  CDSCs may be waived on taxable distributions made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SASF serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 ½ at the time the redemption is made.

Systematic Withdrawal Plan.  CDSCs may be waived when periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established or at the times of withdrawal.  All dividends and capital gains distributions must be reinvested.

Purchase by Check

Checks should be made payable to the Fund or payable to SunAmerica Mutual Funds.  A personal check for an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.  In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application.  Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check.  Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States.  Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received.  There are restrictions on the redemption of shares purchased by check for which funds are being collected.  (See “Shareholder Account Information” in the Prospectus.)

A personal check from an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

Purchase by Federal Funds Wire

 An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent.  Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business.  Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to the Fund’s close of business.  In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.                           You must have an existing SunAmerica Mutual Fund Account before wiring funds.  To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (816) 218-0519.

2.                           Call SAFS’ Shareholder/Dealer Services, toll free at (800) 858-8850, to obtain your new account number.

3.                           Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [name of fund, class] (include shareholder name and account number).

Waiver of Sales Charges With Respect To Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers and directors of the Trust, and full-time employees of the Subadviser and SunAmerica and their affiliates, as well as members of the selling group and family members of the foregoing.  In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.  Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Fund may be purchased by clients at net asset value.  As described under “Shareholder Account Information” in the Prospectus, Class W shares may be held solely through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund.  Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses.  Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account.  Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege (Class A shares only)

In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase.  To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount.  If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or Financial Intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation (Class A shares only)

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more.  In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other fund or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation.  Such notification must be in writing by the dealer or shareholder when such an order is placed by mail.  The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent (Class A shares only)

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of the Fund or of other funds advised by SunAmerica which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more.  Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount.  The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

Shares of any class of the Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal.  In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid.  Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference.  If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases.

At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal.  In that event, shares of the applicable funds purchased in connection with that the original Letter of Intent (as well as shares purchased during the 30-day period prior to the execution of the original Letter of Intent as referenced above) and still owned by the shareholder will be included in determining the applicable sales charge.  The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal.  Investors electing to purchase shares of the Fund pursuant to this purchase plan should carefully read such Letter of Intent.

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Reduced Sales Charge for Group Purchases (Class A shares only)

Members of qualified groups may purchase Class A shares of the Fund under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of the Fund through a single investment dealer designated by the group.  The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application.  After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent.  Purchases of the Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares.  The minimum investment requirements described above apply to purchases by any group member.  Class C shares are not included in calculating the purchased amount of the Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary.  For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations.  The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor.  The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Fund at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.  If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash.  In conformity with applicable rules of the SEC, the Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.  If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.  The method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers.  Orders received by dealers must be at least $500.  The repurchase price is the net asset value per share of the applicable class of shares of the Fund next-determined after the repurchase order is received, less any applicable CDSC.  Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close.  Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such charge.  The offer to repurchase may be suspended at any time.

Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent.  Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares.  Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts.  Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares).  Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

EXCHANGE PRIVILEGE

Shareholders of the Fund may exchange their shares for the same class of shares of any other SunAmerica Mutual Fund distributed by the Distributor that offers such class, at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired.  All exchanges are subject to applicable minimum initial or subsequent investment requirements.  Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of the Fund.  Under this program, another fund’s shares can be exchanged for shares of the Fund, but shares of the Fund cannot be exchanged for another fund’s shares.  Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of SunAmerica) and there is no fee for exchanges made.  All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides.  Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts.  The exchange privilege may be terminated or modified upon 60 days’ written notice.  Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another SunAmerica mutual fund where the original purchase of such Fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions.  In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another of SunAmerica mutual fund will retain liability for any CDSC outstanding on the date of the exchange.  In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Because excessive trading (including short-term “market timing” trading) can hurt the Fund’s performance, the Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive.  Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.  In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of the Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m.  Eastern Time).  The Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding.  The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges.  Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.  For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security.  This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available.  The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value.  If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade.  The Fund may invest in futures instruments that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares.  As a result, the value of the Fund’s shares may change on days when the Fund is not open for purchases or redemptions.  Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of SunAmerica or the Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.  Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available, or if a significant development/event occurs that may significantly impact the value of the security, then these securities are valued as determined pursuant to procedures adopted in good faith by the Board.  There is no single standard for making fair value determinations, which may result in prices that vary from those used by other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to distribute to the registered holders of its shares all or substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses.  The Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses.  Dividends from net investment income will be paid annually.  Net capital gains, if any, will be paid annually.  In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains. Capital loss carry-forwards generated during taxable years beginning after 2010 will not be subject to expiration.

Dividends and distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes

The Fund intends to remain qualified and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year.  As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders.  The Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, the Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of stock or securities or foreign currencies, certain other income (including, but not limited to, gains from options or futures) and net income derived from qualified publicly traded partnerships (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year.  The Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary gains realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To avoid the tax, the Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years.  To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by the Fund during January of the following year.  Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

The Fund intends to invest up to 25% of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes.  The Fund will gain exposure to the commodities markets through investments in commodity-linked derivative instruments.  On December 16, 2005, the IRS issued Revenue Ruling 2006-1 which held that income derived from commodity-linked derivates would not be qualifying income.  As such, the Fund’s ability to utilize commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10% of its gross income. A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative investment instruments that create commodity exposure may be considered qualifying income under the Code.  The Fund has requested a private letter ruling from the IRS confirming that income and gain derived from the Fund’s investment in the Subsidiary will constitute qualifying income to the Fund.  Based on this ruling, the Fund may seek to gain exposure to the commodities markets primarily through investments in its Subsidiary.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.  It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business.  However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business.  There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund will be treated as a “U.S. shareholder” of the Subsidiary.  As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary.  It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary.  Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary.  “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.  If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income.  However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested.  The portion of such ordinary income dividends received from the Fund that may be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be reported as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.  Certain holding period requirements must also be met by the Fund and corporate shareholders.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders that the Fund reports as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.  The maximum long-term capital gains rate for individuals is generally 15% at present (and is scheduled to increase to 20% after 2012). The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income (currently at a maximum rate of 35%).  If the Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained.  In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund.

Special rules currently apply to certain qualified dividends paid to individuals.  Such a dividend, with respect to taxable years beginning on or before December 31, 2012, may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  It is not anticipated that the Fund’s distributions will be treated as qualified dividend income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend.  An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund a capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale and exchange and the shareholder’s adjusted tax basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands.  Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss.  In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain (currently taxable at the maximum rate of 15%, currently scheduled to increase to 20% after 2012) if such shares were held for more than one year.  In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year.  To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year.  A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares.  This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired on or before January 31 of the following calendar year without a sales charge or at a reduced sales charge.  In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge.  The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”).  In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.  In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.  The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders.  Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC.  All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock.  Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC.  If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.  Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year.  Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.  Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss.  These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to the listed futures contracts that the Fund may purchase or sell.  Such options and contracts are classified as “Section 1256 contracts” under the Code.  The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof

(“60/40 gain or loss”).  Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”).  Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment.  Any gains or losses recognized by the Fund from transactions in over-the counter options written by the Fund generally constitute short-term capital gains or losses.  Any gain or loss recognized by the Fund from transactions in over-the-counter options purchased by the Fund generally has the same character as the property to which the option relates as in the hands of the Fund (or would have if acquired by the Fund).  When call options written, or put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities.  In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A portion of the Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property.  A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code.  The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains.  The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle.  Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if the Fund makes a “constructive sale” of an appreciated financial position (e.g., stock).  The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures contract to deliver the same or identical property short, or enters into other similar transactions.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  The tax treatment of many types of credit default swaps is uncertain.

The Fund may be required to backup withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W- 8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2012 (or later date if extended by the U.S. Congress), properly-reported dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect.  Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state and local taxes.  In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in the Fund.  Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Fund may be purchased by various types of qualified retirement plans.  The summary below is only a brief description of these plans and does not purport to be complete.  Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850.  However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners.  Each qualified pension or profit sharing plan provides tax advantages for employers and participants.  Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Individual 401(k)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements.  The individual 401(k) plan is a type of 401(k) plan relevant to owner-only businesses.  The individual 401(k) plan generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in Code Section 402(g).  In addition, because of its smaller size, the individual 401(k) plan is also less complex and less costly than the typical multiple-employee 401(k) plan.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of the Fund may be purchased.  Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts (“IRAs”)

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA.  Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence.  In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA.  Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees.  Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer.  These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return.  Contributions and the earnings thereon are taxable when withdrawn.  A SARSEP may not be established after 1996.  A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan.  Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee.  Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997.  Generally under Section 408A of the Code in 2011, unmarried individuals with adjusted gross income of up to $107,000, and married couples who file a joint return and have joint adjusted gross income of up to $169,000, may contribute the maximum amount allowed to a Roth IRA.  The maximum allowed contribution phases out for unmarried individuals with adjusted gross income between $107,001 and $122,000, and married couples who file a joint return and have joint adjusted gross income between $169,001 and $179,000.  Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Educational Savings Accounts

Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997.  Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18.  The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000 for taxable years before 2013. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Five series of shares of the Trust have been authorized pursuant to the Declaration of Trust, one of which is currently offered to shareholders through this SAI: SunAmerica Global Trends Fund.  The Fund has three classes designated as Class A, Class C and Class W shares.  In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances.  Each class of shares of the Trust represents the interests of the shareholders of that series in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held.  The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders.  In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.  There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.  Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable.  Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust.  In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares.  All series of shares will vote with respect to certain matters, such as election of Trustees.  When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a series’ policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Fund are identical in all respects, except that: (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, an ongoing account maintenance and service fee, (iii) Class C shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class W shares have a $50,000 minimum investment requirement, (v) each class has voting rights on matters that pertain to the Rule l2b-1 plan adopted with respect to such class, and (vi) each class of shares will be exchangeable only into the same class of shares of any of the other SunAmerica mutual funds, not including SASFR (where exchanges are only permitted for Class A shares).  All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable.  Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust.  In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.  It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.  The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

ADDITIONAL INFORMATION

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of the Fund.  In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co.  (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund.  Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.  SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Legal Counsel

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Fund.

FINANCIAL STATEMENTS

The Fund’s audited financial statements will be incorporated in this SAI by reference to its 2011 Annual Report to Shareholders.  You may request a copy (when available) by calling (800) 858-8850.

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”)
Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.  Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability short term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s,
a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”),
Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.